Commitments And Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Future Minimum Lease Commitments
(*)    During 2012 the Company entered into lease agreement for a new complex with Ogen Yielding Real Estate Ltd. The lease period of the new complex is 15 years that will begin after the conclusion of the construction during 2015. The expected lease fee will be approximately $3,000 per annum.

The future minimum lease commitments of the Company under various non-cancelable operating lease agreements in respect of premises, motor vehicles and office equipment as of December 31, 2013, are as follows:

2014	$27,181
2015	21,010
2016	17,113
2017	14,096
2018	13,264
2019 and thereafter (*)	87,842
$180,506